UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2020
URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, $.001 Par Value	UONE	NASDAQ Capital Market
Class D Common Stock, $.001 Par Value	UONEK	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On October 19, 2020, Urban One, Inc. (the “Company”) announced the early tender results of its previously announced (i) offer to exchange (the “Exchange Offer”) any and all its outstanding 7.375% Senior Secured Notes due 2022 (the “Existing Notes”) for new 8.75% Senior Secured Notes due 2022 (the “New Notes”) and (ii) related consent solicitation (the “Consent Solicitation”) for consents to adopt certain proposed amendments to the indenture governing the Existing Notes (the “Existing Notes Indenture”), that would eliminate substantially all of the restrictive covenants and certain of the default provisions contained in the Existing Notes Indenture, and to enter into a new intercreditor agreement among the Company, the trustee for the New Notes, the trustee for the Existing Notes, the collateral agent for the New Notes and the collateral agent for the Existing Notes (collectively, the “Proposed Amendments”).  All holders who validly tender and do not validly withdraw their Existing Notes in the Exchange Offer will be deemed to have delivered their consent to the Proposed Amendments.
Based on the early tenders as of 5:00 p.m., New York City time, on October 16, 2020 (the “Early Tender Date”), eligible holders had validly tendered and not validly withdrawn $347.0 million aggregate principal amount, representing 99.15% of the outstanding principal amount, of the Existing Notes in the Exchange Offer and Consent Solicitation.
For each $1,000 principal amount of Existing Notes validly tendered (and not validly withdrawn) at or prior to the October 16, 2020, (the “Early Tender Date”), eligible holders will be eligible to receive an early participation payment of $10.00 in cash (the “Early Tender Payment”). For each $1,000 principal amount of Existing Notes validly tendered and not validly withdrawn after the Early Tender Date, eligible holders will be eligible to receive a participation payment of $5.00 in cash (the “Late Tender Payment”). In addition, for each $1,000 principal amount of Existing Notes validly tendered and not validly withdrawn prior to October 30, 2020 (the “Expiration Date”), eligible holders will be eligible to receive $1,000 principal amount of the New Notes (the “Exchange Consideration”). The total consideration consists of (a) the Exchange Consideration plus (b) the Early Tender Payment or the Late Tender Payment, as applicable, (collectively, the “Total Consideration”).
After the Early Tender Date, tendered Existing Notes may be withdrawn. However, to be eligible to receive the Early Tender Payment component of the Total Consideration, such tendered Existing Notes must not be withdrawn. Any holder who withdraws Existing Notes and subsequently tenders (and does not validly withdraw) such Existing Notes at or prior to the Expiration Date would be entitled to the Late Tender Payment and Exchange Consideration components of the Total Consideration only.
The Exchange Offer and Consent Solicitation was commenced on October 2, 2020 and is being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated October 2, 2020 (the “Offering Memorandum”). The Exchange Offer and Consent Solicitation will expire at 11:59 p.m., New York City time, on the Expiration Date, unless extended or earlier terminated by the Company, and is conditioned upon, among other things, the receipt of consents from at least 90% of the outstanding principal amount of Existing Notes validly tendered and not validly withdrawn and the satisfaction or waiver of other conditions set forth in the Offering Memorandum. As a result, the Expiration Date may be extended one or more times.
The New Notes offered in the Exchange Offer have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.
A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
The information set forth in this Current Report on Form 8-K, including Exhibit 99.1, is for informational purposes only and is not an offer to sell or exchange, or a solicitation of an offer to purchase, exchange or sell any securities, or a solicitation of consents with respect to any securities, nor is the Exchange Offer being made in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities, blue sky or other laws of any such jurisdiction.

Forward- Looking Statements

Forward-looking statements in this Form 8-K regarding the Exchange Offer and Consent Solicitation and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the extent of the impact of the COVID-19 global pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19 and other health epidemics or pandemics on the global economy; the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including changes in unemployment rate; the impact of political protests and curfews imposed by state and local governments; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports).

Item 9.01.  Financial Statemets and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing Results of Early Tender Results related to the Exchange Offering and Consent Solicitation, dated October 19, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN ONE, INC.

Date: October 19, 2020               /s/ Peter D. Thompson
Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer